                                                                   EXHIBIT 10.28
                                                Confidential treatment requested
                                              under 17 C.F.R (s)(s) 200.80(b)(4)
                                                              200.83 and 230.406

WFI, Inc.                                SALES AGREEMENT FOR PRODUCTS & SERVICES
--------------------------------------------------------------------------------

                            Sales Agreement NO. #001

                              DATE: April 19, 1999


Integrated Ventures, LLC.
8880 Rio San Diego Drive, Suite 800
San Diego, CA 92108

This Sales Agreement, effective 4/20/99, is between Integrated Ventures, LLC, a California Corporation ("IV"), and WFI ("Client"). This order, in conjunction with the general agreement named above, sets forth the terms and conditions for the following work as described below

I.   Description of Product and Services:
     A.  Product:
               PRODUCT DESCRIPTION:
               -------------------

               The Integrated Venture's Project Tracking System is a software tool designed to help top level managers build wireless and other telecommunications networks easier and faster and to manage those networks on into the future. The Project Tracking System is made up of two (2) different components, the Project Tracker, and the Cost Management System. Each of the components can be integrated for data sharing or used independently.

               The Project Tracker provides:
               .  Project Management Tools
               .  Task Scheduling
               .  Core Site Data Storage
               .  Project Reporting

               This product offers the manager weekly reports that will help by tracking and monitoring all of the critical variables and milestones involved with the deployment of a network. The program allows a manager to monitor the deployment of multiple market areas. It allows you to generate, analyze and create reports with a minimum amount of work. The scheduling feature makes it easy to plan and manage projects by giving you the ability to forecast the start and finish dates of key milestones. It also provides the ability to report on the performance of specific vendors. By tracking the duration of specific tasks, you are able to identify those vendors that are not operating at optimum performance.

               The Cost Management System provides:
               .  Invoice Authorization
               .  Electronic Billing
               .  Invoice Tracking
               .  Budget Development and Tracking
               .  Cost Reporting

               This product provides a means for tracking project costs. It allows the user to authorize project costs based on the actual progress and milestone completion. It automates the billing process to reduce the amount of time required to manage the multiple invoices and data entry required to maintain an accurate record of project costs. It also allows for the Project Team to develop budgets based on company general ledger codes and track those budgets to actual expenditures.

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     B.  Product Service with Sales:

         1. Installation, Setup and Training - Phase I: Integrated Ventures will implement the Project Tracker System for one San Diego based Wireless Network Deployment project that WFI is undertaking. WFI is required to assign a resource throughout this process to work with the Integrated Ventures project manager. It is WFI's responsibility to deploy it to the other projects.
                 a)  Project Plan Definition
                 b) Software Load:(Server and General | Project Based or Internally)
                 c)  Step Definition
                 d)  Team Integration
                 e)  Training
                 f)  Support for 30 days beyond training
                 ** WFI Project Implementation expenses not included

         2.  Enterprise conversion - Phase II
                 a)  Project Plan Definition
                 b)  Convert to Web Platform
                 c)  Deliver Production System/Platform
                 d)  Support for 30 days beyond delivery

*  Confidential treatment requested
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     C.  Stipulations and Conditions

             1. If the IV Project Tracker is implemented at a WFI client site then expenses will be reimbursed by WFI as per the expense matrix below.
             2. WFI will assign a project manager at the beginning of phase I that will be trained and assume the responsibility of the tracker once the Phase I is completed.
             3. Once the WFI Tracker representative is trained in San Diego, it is the responsibility of WFI to support the field projects. This includes but is not limited to upgrades, maintenance, revisions and customer support.
             4. The existing baseline will be frozen at the date the contract is executed. This frozen baseline will then be converted to a World Wide Web accessible system.
             5. Sale of IV Project Tracker(C) as described in Section 1 A for telecommunications industry application only.
             6. IV Project Tracker(C) Telecommunications application code becomes property of WFI for any and all telecommunications industry clients.
             7. IV Project Tracker(C) frozen baseline remains the property of Integrated Ventures, LLC.
             8. Integrated Ventures, LLC, agrees as a part of this sale not to sell, or reproduce code in any form or fashion within the telecommunications industry.
             9. WFI and Integrated Ventures, LLC agree and understand that IV Project Tracker(C) baseline may be modified, sold, developed, licensed and used by Integrated Ventures, LLC in all other non-telecommunications industries.
            10. WFI understands that Integrated Ventures, LLC will continue to service all current and preexisting IV Project Tracker(C) clients and a list of such clients will be provided. All current and preexisting clients have been mutually agreed as described in attachment 3.
            11. Integrated Ventures, LLC and Reliant Ventures, Inc. retain the right to continue and complete IV Project Tracker(C) services and sales to current and preexisting clients. (See Attachment
                 3) 12. Reliant Ventures, Inc. will refer WFI to current telecommunications clients for network development and maintenance project management services as appropriate.
            13.  WFI will refer Reliant Ventures, Inc. and Integrated Ventures,
                 LLC to current telecommunications management for executive management consulting and executive management placements, strategic information technology consulting, Oracle database, tools and application sales and technology consulting services as appropriate.
            14. WFI agrees to purchase Oracle exclusively from Integrated Ventures, LLC provided pricing is competitive.
            15. Integrated Ventures, LLC will transfer the Property Management Module to WFI if the IT in a Box contract is signed for a minimum of a 1 year period, with a start date not later than 30 days from the date of this executed agreement, with the option for renewals for three years. If the contract is canceled at any point WFI agrees to pay Integrated Ventures, LLC. $[***].00 for the

* Confidential treatment requested

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                 Property Management Module. Integrated Ventures will not
                 support the product. Stipulations 1 through 11 of this section of this agreement apply to the Property Management Module.
            16. It has been communicated to WFI that a detailed specification exists for the Cost Module. A formal detailed specification for the Project Tracker does not exist, however Integrated Ventures, LLC will provide all Project Tracker specification documents on file within the directory structure on the delivered media of the project tracker.
            17. Integrated Ventures will provide a reasonable update to the project tracker end user documentation. Documentation will be provided for the web version.


II.  Schedule of Sale and Services:

-------------------------------------------------------------------------------
DELIVERABLE                                              DURATION (DAYS)
-------------------------------------------------------------------------------
1. Installation, Setup and Training - Phase I              30 Days from
                                                           Signature
-------------------------------------------------------------------------------
2. Enterprise/Web Conversion -  Phase II                      90 days
-------------------------------------------------------------------------------

The duration of the total project is will be determined upon commencement of signed Sales Agreement. A schedule will be maintained with the client to monitor and maintain the deliverables matrix.


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WFI, Inc.                                SALES AGREEMENT FOR PRODUCTS & SERVICES
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Compensation:


FIXED FEE
--------------------------------------------------------------------------------
                                                                           Fees
--------------------------------------------------------------------------------

Integrated Ventures Project Tracker(C) Wireless Application
Project Tracker Runtime
Source Code for All Modules
Custom MS Project Library
                                                                         $[***]

--------------------------------------------------------------------------------
1.  Installation, Setup and Training - Phase I


                                                                         $[***]
--------------------------------------------------------------------------------
2.  Enterprise conversion - Phase II


                                                                         $[***]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Sales Tax                                $[***]
--------------------------------------------------------------------------------
TOTAL FEES: PRODUCTS AND SERVICES (Including Tax)                        $[***]
--------------------------------------------------------------------------------

2     Payment Schedule
--------------------------------------------------------------------------------
     Due at commencement of Sales Agreement and delivery of
     CDROM media.                                                        $[***]
--------------------------------------------------------------------------------
Mobilization Fee - Phase I
                                                                         $[***]
--------------------------------------------------------------------------------
Due upon completion of Deliverables 1 of the Schedule of Services.
                                                                         $[***]
--------------------------------------------------------------------------------
Mobilization Fee - Phase II
                                                                         $[***]
--------------------------------------------------------------------------------
Due upon 50% completion of Deliverables 2 of the Schedule of
Services.                                                                $[***]
--------------------------------------------------------------------------------
Due upon 75 % completion of Deliverables 2 of the Schedule of
Services                                                                 $[***]
--------------------------------------------------------------------------------
Due upon 100% completion of Deliverables 2 of the Schedule of
Services.                                                                $[***]
--------------------------------------------------------------------------------
Taxes due at commencement of Sales Agreement:                            $[***]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Integrated Ventures, LLC. - Confidential     Page 5                     04/20/99

* Confidential treatment requested

WFI, Inc.                                SALES AGREEMENT FOR PRODUCTS & SERVICES
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IV.  Invoices shall be sent to:

     Client Name:        WFI

     Address:


V. This does not supersede the Notices Section in the Agreement, but for day to day operational matters, contact:

     For Integrated Ventures: Chris Palmer    For Client:__________________
                              ------------

     Phone Number:  (619) 874-7187            Phone Number:_________________
                    --------------

     FAX Number:    (619) 874-7189            FAX Number:___________________
                    --------------


VI.  Is Client reimbursing Integrated Ventures for Reimbursable Expenses? YES

     *If or when yes, check the types of expenses to be reimbursed:

       x        Airfare: As required with written approval from Client
      -------

       x        Ground Transportation (taxis, tolls, parking fees, etc.)
      -------

       x        Rental/Lease Vehicle
      -------

       x        Lodging and meals
      -------

       x        Telephone
      -------

       x        Fax; Long Distance, Postage, Supplies
      -------

In Witness Whereof, the parties hereto have caused this Sales Agreement to be executed by their duly authorized representatives:

     INTEGRATED VENTURES, LLC     WFI
     ------------------------     ---


     Chris Palmer, President      Masood Tayebi, President
     -----------------------      -------------------------
     Name/Title                   Name/Title

     /s/ Chris Palmer             /s/ Masood Tayebi
     -----------------------      -------------------------
     (Print Name)                 (Print Name)

     4/20/99                      4/20/99
     -----------------------      -------------------------
     (Date)                       (Date)

--------------------------------------------------------------------------------
Integrated Ventures, LLC. - Confidential     Page 6                     04/20/99

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WFI, Inc.                                SALES AGREEMENT FOR PRODUCTS & SERVICES
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Attachment 1

PROJECT PLAN
WEB ENTERPRISE DEVELOPMENT PLAN


1.   INTRODUCTION
Project Overview

This document will describe the conversion of the Integrated Venture's Project Tracker and Cost Tracker software, to an Internet-based, multi-tiered enterprise system running on the World Wide Web and using an SQL database as the data store. Although the current Tracker has been used successfully in several cellular/PCS build-out's, the move to an enterprise-wide system using the Internet for communications is the next logical step.

The Tracker has recently undergone an extensive re-engineering effort to productize the application. Productizing means that the program logic and database have been separated from the specific terminology and field values that are specific to each project. Simply put, this means a single code base can be used to satisfy many clients with no programming changes. Each new client tailors the system to the way they use it and no custom programming is required.

This added flexibility was a necessary step before the conversion to the Web version and will simplify the process. The current database design, with some minor changes, will be directly portable to a more robust SQL database. The complex modules, such as the Scheduling Engine, have been carved out so they will be portable to objects running on the server. In short, the effort to re-engineer Project Tracker for the Web will require no fundamental conceptual redesign, only a porting to the unique environment of the Web, a task that is extensive already.

1.2 Assumptions
This document assumes that the initial port to Web technology will add no new functionality or feature to the system, other than those inherently required by this change. Although it is tempting to add many new features (some of which will be discussed later), it is recommended that the initial port keep the same feature set to minimize budgetary risks.

It must also be kept in mind that this reengineering will require a significant detail design phase in which some of the proposed methods or timeframes may change. Like many complex processes, software development projects contain many tradeoff's that must be ultimately be decided by the customer. A detail design will help identify those tradeoff's up-front and not allow them to appear during the costly construction phase. A good design will help ensure the end product meets the business goals and needs of the customer, not those of the developers.

1.3 System Background
Project Tracker is designed to manage the process of building a cellular and PCS telecommunication network. The defining attribute of this process is the large number of sub-projects, potential and final building site in this case, that have very similar tasks. Some of the features include:
 . Providing a data repository for search rings, candidate sites, and schedule
 . Providing a common framework measuring project progress and success
 . Act as a user-friendly front end to the scheduling engine of Microsoft Project . Managing all current tasks and projecting future task completion

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 . Site level budgeting and cost analysis
 . Electronic vendor invoice acceptance tied to cost structure and budgets . High level corporate reporting
 . Easy to use, sophisticated detail reporting
 . Complete user control on setup, lookup tables, and tasks

The current Tracker application is written in Microsoft Access 97 and uses the Microsoft JET Database Engine. The JET Engine is the native database to Access and is in the `desktop' database class. In addition, a third party program, Flipper Graphs, is used to create the charts and graphs.

Tracker is designed to run over a Local Area Network at each branch office and contains an export function to move the data to a corporate site. The corporate version imports the data from branch offices and can view data within or across the markets. While this design works well on a LAN, moving it to a Wide Area Network would cause excessive overhead and slow the application down dramatically.

1.4 General Benefits of Using the Web
Moving any application to the Web can have many benefits:
1.  All data is centrally stored and managed by the Vendor.

2. New clients can be put online immediately. No cumbersome software installation process is required at the client sites. This will be particularly import for international clients.

3. The sales process is simplified by not requiring the client to install and support expensive database hardware and software. Web software can be viewed by any platform having a compatible browser.

4. The vendor realizes economies of scale in the hardware and software investment by running many clients on a single system.

5. Technical support is greatly simplified as all data and programs for all clients reside in a single location.

6. Users are able to easily access information from any location all that is required is an Internet connection and browser.

7. Upgrades are streamlined as all changes are done in-house and can be slip streamed into production systems with a minimum of interruption.

1.5 Specific Benefits of Having Project Tracker on the Web
1. Telecom projects tend to be geographically dispersed with branch offices separate from the corporate office. Centralizing the data allows for each office to manage their own data and schedules while providing real-time roll-up and system-wide information for the corporate office.

2. Telecom projects tend to be transient in nature and an investment in expensive server equipment and database software could be a barrier to sales. Providing immediate `plug and play' functionality removes a significant barrier to sales.


3. Batching large numbers of schedules can be resource intensive and tie up users machines in a local are network. A Web design would centralize those functions at the server and allow for unattended batching at predetermined intervals.

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WFI, Inc.                                SALES AGREEMENT FOR PRODUCTS & SERVICES
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4.  Electronic invoicing is a natural fit for the Web. Vendors can enter site specific charges directly to the Web without having to use a complex import/export routine.

5. Corporate data will be real-time. Instead of an import at regular intervals, corporate user's can view the live data and make decisions with up-to-the-minute information.

2  PROJECT ORGANIZATION

2.1 Staffing Model
Developing web-based software requires software engineers with a variety of backgrounds and skills. Developing software for the Web is inherently different than standard Windows software in several respects. First, the component parts of the system, user interface, database, and program business logic are distinct disciplines often requiring different staff members. Some staff members are not required for the entire project but may participate for a percentage of the time.

User Interface
--------------
HTML programmers familiar with the intricacies and challenges of a web application create the user interface. User interface programming tools are much more limited, thus more difficult to program, than standard Windows software. Often, this person contributes to the overall look, feel, and flow of the system. In addition, the Web is a very graphic medium and typically requires someone familiar with a graphics program, such as Adobe Photoshop. It may also require the services graphic artist to design icons and logo's.

Database
--------
Because the database is a separate layer from the program logic, a specialist in database creation and programming is required. Data access routines are moved to the database to ensure optimal performance. The database programmer works closely with the business logic programmer.

Program Logic
-------------
A programmer is required to create the business objects that act as glue between the user interface and the database. The business objects include data entry validation routines, Active Server Scripting routines, and specialty modules like the Project Scheduling module. This layer is critical in a Web application because the user interface, created in HTML, can only contain the most rudimentary logic.

Project Manager
---------------
Even more so than standard software, a Project Manager is required to oversee the process of tying the layers outlines above together. A good application starts with a strong design and incorporates the objectives and business practices of the organization. The design is then translated into a working program with the oversight of the Project Manager. The Project Manager also acts as the go-between for the programming staff and the customer.

Web Master
----------
A Web Master will be required for a small amount of time to manage the directories and security required for a Web application. Project Tracker for the Web will require password protection and all users must have explicit access via an Access Control List (ACL) managed at the Web server location.

2.2  General Task Plan
The steps required for creation of the Web version are as follows:


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Detail Design
-------------

Participants: Customer, Project Manager, Lead Programmer

Deliverable: Requirements Analysis and Detail Design Document

Percentage Time of Overall Project: 20%

This step involves meeting with the customer to determine general goals and requirements specific to the organization. Design and programming decisions involve trade-off between many factors. This initial design overview will help guide many of these decisions.

After these initial meetings, there will be enough information for a basic requirement document to be created. This will outline the general strategy and a crude resource requirement & timeline analysis. After presenting and refining the requirements document, the project manager and lead programmer will create a detail design document outlining the system flows, screens, tables and routines in a concrete fashion. Many screens will be prototyped so the customer can provide feedback on look and feel.

The Design Document will go through several iterations and refinements and will ultimately result in a much finer resource and timeline analysis. If successful, the Design document will provide a concrete look at what the final product will look like.

Construction Phase
------------------

Participants: Project Manager, All Programmers

Deliverable: Alpha Release

Percentage Time of Overall Project: 45%

This phase is the actual programming involved in bring the product to life. The Detailed Design document will guide the daily tasks and the Project Manager will track progress against the initial schedule. Any schedule deviations will be reported to the customer immediately and the schedule readjusted to reflect the delay.

During this phase, it is important for the Project Manager to meet with the customer on a regular basis to display progress and receive feedback. Often during this phase, the client proposes changes and additions to project and it is the Project Manager's job to analyze the request and communicate the impact on the schedule.

During the construction phase, the Project Manager designs a test plan for each module and does unit testing according to the plan. Modules will be tested and not considered complete until no Type 1 (critical, apparent) bugs can be found.

Unit Integration and Testing
----------------------------

Participants: Customer, Project Manager, All Programmers

Deliverable: Beta Release

Percentage Time of Overall Project: 10%

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During this phase, individual modules are combined to create a working system.
The customer participates in the testing at this point to provide feedback about system performance how meeting of expectations.

During this phase, the Project Manager creates the comprehensive test plan and runs multiple iterations until no Type 1 bugs can be found.


Beta Testing
------------
Participants: Customer, Client, Project Manager, All Programmers

Deliverable: Version 1.0

Percentage Time of Overall Project: 20%

This important phase involves rolling the product out to a customer willing to use the system and provide valuable feedback about performance and results. This phase takes the application out of the laboratory and into the real world, where the development staff can receive direct feedback about how the product is used in the field. It is critical to line up a willing Beta client in advance that will spend the necessary time to test and provide feedback. The goal of this phase is to reconfigure any cumbersome or incorrectly designed modules, and remove any Type 2 (apparent) and Type 3 (multiple interaction) bugs.


Project Post Mortem
-------------------

Participants: Customer, Project Manager

Deliverable: Final Documents

Percentage Time of Overall Project: 5%


2.3  Specific Tasks and Issues

Moving Project Tracker to the Web will necessitate changing how the overall application works. Below is a list of known changes that will be required.

 . Database Upsizing
The current Access database must be moved to an SQL Enterprise database. This task is made easier by the fact that the current database design is about 90% sufficient for the conversion already. The final 10% has to do with adding keys and indexes to allow for multiple clients sharing a single database and segmenting all data retrieval to only return client specific information. A Microsoft tool to upsize the current structures to Oracle or SQL Server simplifies the physical task of moving the database structures to an SQL database.

 . Data Retrieval Routines
Must data retrieval routines will be converted from Access/VB code and Access views to SQL Views and Stored Procedures. This will increase data throughput and allow for a clean separation between client (browser in this case) and database server. Separating client and server allows for maximum flexibility in future development. In addition, many if these data requests will be moved a Web Server data middle ware package like Active Server Pages or an equivalent.


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 . Individual Screen Design
Each screen must be redesigned and re-coded to fit the Web/browser model of database access. HTML, the language of Web user interface development, is somewhat rudimentary compared to the Windows environment. While this simplicity has proven a strength for speed and cross platform compatibility, it poses specific challenges for developers. Many data access and entry tools are not available in a pure HTML environment. For example the data grid, a spreadsheet like representation of multiple rows of data, can only be approximated in a pure HTML environment. These issues will be identified and dealt with in the design phase of the project.

 . Data Validation Routines
These routines are embedded in the current Access code to ensure data integrity. In a Web environment, these routines will be re-coded as objects and run on the Web Server as server side validation routines. This is part of the middle tier in a Web environment.

 . Module Routines
Similar to data validation, complex modules, such as Project Scheduling, will be moved out of the front end and into the middle tier and run as server side objects.

 . Corporate Reporting Conversion
The corporate reports will be redesigned to run as a server side object. HTML report access screens must be created for executives to request the reports, then server objects will create the graphs and drill-down hot zones for the returned Web page.

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ATTACHMENT II

This attachment reflects the initial design elements put into the Integrated Ventures Project Tracker

WHAT THE PROJECT TRACKER IS / DEFINITION / FEATURES


Search Rings
Catalog all site information and store every necessary piece of information for each site. Combine search ring and site information together, so you can view each site candidate within each search ring.

Site Information
Keep all the important site information in one place that is easy to access
Flag sites with difficult zoning conditions
View important site information directly on the screen, (site type, lat & longs, structure type, Zoning designation, etc)
Set controls to allow some users editing capability while others can only view information
To group sites by regions

Project Meetings
Easily update site status in project meetings
To manage vendors activities

Site Scheduling
To create their own list of tasks they feel is required to build a network To determine which tasks are falling behind and which tasks are on schedule? Set different baseline schedules for each site
To create a separate schedule for each site
To update a schedule as it changes from day to day
To view hundreds of Microsoft Project Schedules in one environment

Reporting
To track as many sites as desired
To create instant reports on progress for any grouping of sites or any task
To create reports by regions or markets
To view progress for an entire market or progress by an region within the market To create a calendar of tasks that are due any given week
To create a project meeting report for the purposes of project meetings

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Attachment 3


Current and Preexisting Clients:
The following has been mutually agreed.

Project Tracker Bids

Integrated Ventures, LLC will continue to market and attempt to close all current Project Tracker bids to Digitel/Swisscom and Robert's Wireless as well as the new bids for: Swisscom, Decision Management Associates and Wind Italia.

1) WFI, Inc. agrees to pay Integrated Ventures, LLC a sales commission of [***]% on gross profit.
2)   Integrated Ventures, LLC receives first option for implementation.
3)   Integrated Ventures will provide copies of current bids.

Current Clients
Integrated Ventures, LLC will continue with our full contract until the end of phase 4 for TritonPCS/Sun Com.

Preexisting Clients
Integrated Ventures, LLC will notify all preexisting clients that the software has been sold and they should go through WFI, Inc. for support or new versions. Clients that fall under this category are:

1)  Alltel
2)  Omnipoint-PCS
3)  Pacific Bell/SBC

The following stipulations apply:

1) Integrated Ventures, LLC receives first option for implementation at a WFI, Inc. accepted bid price.
2)  Integrated Ventures, LLC will provide copies of existing contracts.

*  Confidential treatment requested

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Attachment 4

WFI Project Tracker Media Listing


----------------------------------------------------------------------------------------------------------
\DATA DICTIONARY                                       Root Directory containing all Data Dictionaries
----------------------------------------------------------------------------------------------------------
\DATA DICTIONARY\COST TRACKER                          Data Dictionary of the Cost Tracker
----------------------------------------------------------------------------------------------------------
\DATA DICTIONARY\PROJECT TRACKER                       Data Dictionary of the Project Tracker
----------------------------------------------------------------------------------------------------------
\DATA DICTIONARY\PROPERTY MANAGER                      Data Dictionary of the Property Manager
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
\DOCS                                                  Root directory containing all documentation
----------------------------------------------------------------------------------------------------------
\DOCS\COST TRACKER                                     Directory containing all related Cost Tracker
                                                       documentation including specification
----------------------------------------------------------------------------------------------------------
\DOCS\PROJECT TRACKER                                  Directory containing all related Project Tracker
                                                       documentation including basic specification
                                                       documentation
----------------------------------------------------------------------------------------------------------
\DOCS\PROJECT TRAKCER\ NEW SCREEN CAPTURES             Screen prints of all forms
----------------------------------------------------------------------------------------------------------
\DOCS\PROJECT TRACKER\ORIGINALS                        Version 1.0 end user documentation
----------------------------------------------------------------------------------------------------------
\DOCS\PROJECT TRACKER\TESTING                          Testing reports and enhancement requests
----------------------------------------------------------------------------------------------------------
\DOCS\PROPERTY MANAGER                                 Screen shots of all forms
----------------------------------------------------------------------------------------------------------
\DOCS\PROPERTY MANAGER\ORGINAL SCREENS                 Screen shots of all forms
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
\INSTALL                                               Root Directory for installation software
----------------------------------------------------------------------------------------------------------
\INSTALL\COST TRACKER                                  Subdirectory containing install items for Cost
                                                       Tracker
----------------------------------------------------------------------------------------------------------
\INSTALL\COST TRACKER\ADMIN MODULE                     Software to install Cost Tracker Admin Module
----------------------------------------------------------------------------------------------------------
\INSTALL\COST TRACKER\VENDOR MODULE                    Software to install cost tracker vendor module
----------------------------------------------------------------------------------------------------------
\INSTALL\PROJECT TRACKER                               Subdirectory containing install items for Project
                                                       Tracker
----------------------------------------------------------------------------------------------------------
\INSTALL\PROJECT TRACKER\PROJTRAC                      Software to install Project Tracker
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
\SOURCE                                                Source code for all modules
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\SOURCE\COST TRACKER                                   Source code for Cost Tracker
----------------------------------------------------------------------------------------------------------
\SOURCE\PROJECT TRACKER                                Source code for Project Tracker
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\SOURCE\PROPERTY MANAGER                               Source code for Property Manager
----------------------------------------------------------------------------------------------------------





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Integrated Ventures, LLC. - Confidential     Page 15                    04/20/99